UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2012 (October 1, 2012)

RYMAN HOSPITALITY PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13079	73-0664379
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Gaylord Drive Nashville, Tennessee	37214
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 316-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

As further described below, as part of the plan to restructure the business operations of Gaylord Entertainment Company, a Delaware corporation (the “Predecessor Registrant”), to facilitate its qualification as a real estate investment trust (“REIT”) for federal income tax purposes, the Predecessor Registrant merged with and into its wholly-owned subsidiary, Ryman Hospitality Properties, Inc. (f/k/a Granite Hotel Properties, Inc.), a Delaware corporation (the “Company”), on October 1, 2012, pursuant to an Agreement and Plan of Merger, dated July 27, 2012 (the “Merger Agreement”), with the Company as the surviving corporation (the “Merger”). The Merger was approved by the Predecessor Registrant’s stockholders at a special meeting on September 25, 2012. At 12:01 a.m. on October 1, 2012, the effective time of the Merger (the “Effective Time”), the Company succeeded to and began conducting, directly or indirectly, all of the business conducted by the Predecessor Registrant immediately prior to the Merger. The Company intends to elect to be taxed as a REIT for federal income tax purposes, effective as of January 1, 2013.

This Current Report on Form 8-K is being filed for the purpose of establishing the Company as the successor issuer to the Predecessor Registrant pursuant to Rule 12g-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to disclose events required to be disclosed on Form 8-K with respect to the Predecessor Registrant prior to the Effective Time and the Company as of the Effective Time. Pursuant to Rule 12g-3(a) under the Exchange Act, the shares of Common Stock (as defined below) of the Company, as successor issuer, are deemed to be registered under Section 12(b) of the Exchange Act.

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Amendment to Credit Agreement

On October 1, 2012, in connection with the Merger, the Company entered into a Second Amendment to Third Amended and Restated Credit Agreement (the “Amendment”) with certain of its subsidiaries party thereto, Bank of America, N.A., as administrative agent (the “Administrative Agent”) and the lenders party thereto, which amends the Third Amended and Restated Credit Agreement dated as of August 1, 2011 among the Company, certain subsidiaries of the Company party thereto, as guarantors, Bank of America, N.A., as Administrative Agent and the other lenders party thereto (the “Credit Agreement”) related to the Company’s $925 million credit facility. Under the Amendment, the required lenders have agreed that the Merger and the Marriott Sale Transaction (as hereinafter defined) will not constitute a default under the Credit Agreement. The required lenders also have agreed that the Company’s subsidiary RHP Hotel Properties, LP (the “Borrower”) will be the sole borrower under the Credit Agreement and that the Company will be a guarantor under the Credit Agreement, along with certain other subsidiaries of the Company, as guarantors.

The obligations under the Credit Agreement continue to be secured by (i) a first mortgage and lien on the real property of the Company’s Gaylord Opryland Resort and Convention Center, Gaylord Texan Resort and Convention Center, Gaylord Palms Resort and Convention Center and Gaylord National Resort and Convention Center (collectively, the “Resort Hotels”), (ii) pledges of equity interests in the entities that own such properties, (iii) pledges of equity interests in the Borrower, the guarantors (other than the Company), and certain other subsidiaries of the Company and (iv) the personal property of the Borrower, the Company and the other guarantors.

The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is attached as Exhibit 10.1 hereto and incorporated into this Item 1.01 by reference.

Supplemental Indentures

On October 1, 2012, in connection with the Merger, the Company, certain of its subsidiaries and U.S. Bank National Association, a national banking corporation as trustee (the “Trustee”), entered into the following supplemental indentures (each a “Supplemental Indenture”, and collectively, the “Supplemental Indentures”):

•

Supplemental Indenture to the indenture dated as of September 29, 2009, with respect to the Predecessor Registrant’s 3.75% Convertible Senior Notes due 2014 (the “3.75% Notes”), establishing, as of the Effective Time, the Company’s assumption of all of the Predecessor Registrant’s obligations with respect to the 3.75% Notes;

•

Supplemental Indenture to the indenture dated as of September 29, 2009, with respect to the Predecessor Registrant’s 3.75% Notes, establishing, as of the Effective Time, RHP Properties, LP, a Delaware limited partnership (“RHP Properties”) and RHP Partner, LLC, a Delaware limited liability company (“RHP Partner”) as guarantors to the Company’s obligations under the 3.75% Notes;

•

Supplemental Indenture to the indenture dated as of November 30, 2004, as supplemented by supplemental indentures dated as of December 30, 2004, June 16, 2005, January 12, 2007 and September 29, 2009, with respect to the Predecessor Registrant’s 6.75% Senior Notes due 2014 (the “6.75% Notes”), establishing, as of the Effective Time, the Company’s assumption of all of the Predecessor Registrant’s obligations with respect to the 6.75% Notes; and

•

Supplemental Indenture to the indenture dated as of November 30, 2004, as supplemented by supplemental indentures dated as of December 30, 2004, June 16, 2005, January 12, 2007 and September 29, 2009, with respect to the Predecessor Registrant’s 6.75% Notes, establishing, as of the Effective Time, RHP Properties and RHP Partner as guarantors to the Company’s obligations under the 6.75% Notes.

The foregoing summary of the Supplemental Indentures does not purport to be complete, and is qualified in its entirety by reference to the Supplemental Indentures, which are attached hereto as Exhibits 4.1, 4.2, 4.3, and 4.4 and incorporated into this Item 1.01 by reference.

ITEM 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

As a result of the Merger, as of the Effective Time, the Company assumed, by operation of law, all of the prior debts, liabilities, obligations and duties of the Predecessor Registrant and such debts, liabilities, obligations and duties may be enforced against the Company to the same extent as if the Company had itself incurred or contracted all such debts, liabilities, obligations and duties. For more information concerning these debts, liabilities, obligations and duties, see generally the Predecessor Registrant’s Annual Report on Form 10-K for the year ended December 31, 2011, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2012 and June 30, 2012 and Current Reports on Form 8-K filed prior to the date hereof.

The information included under Item 1.01 of this Current Report on Form 8-K is also incorporated into this Item 2.03 by reference.

ITEM 3.03.	MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

As of the Effective Time, pursuant to the Merger Agreement, each outstanding share of common stock, par value $0.01 per share, of the Predecessor Registrant (the “Predecessor Common Stock”) automatically converted into the right to receive one share of common stock, par value $0.01 per share, of the Company (the “Common Stock”). Holders of Predecessor Common Stock certificates will receive a letter of transmittal in the mail containing instructions for surrendering their certificates representing the Predecessor Common Stock from Computershare Investor Services (the “Exchange Agent”). Holders of Predecessor Common Stock certificates who properly submit a letter of transmittal and surrender their certificates to the Exchange Agent will receive, at their election, a certificate representing shares of Common Stock equal to the number of shares reflected in the surrendered certificate or, alternatively, book-entry confirmation evidencing the number of shares of Common Stock equal to the number of shares of the Predecessor Common Stock reflected in the surrendered certificate. The surrendered certificate will thereafter be canceled. Holders currently holding Predecessor Common Stock in uncertificated book-entry form will receive a notice of the completion of the Merger and their shares of Common Stock received in connection with the Merger will continue to exist in uncertificated form.

The issuance of the Common Stock was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s registration statement on Form S-4 (File No. 333-182352), which was declared effective by the Securities and Exchange Commission (the “SEC”) on August 20, 2012 (the “Form S-4”). The form of stock certificate for the Common Stock is set forth as Exhibit 4.1 to the Predecessor Registrant’s Current Report on Form 8-K filed on September 24, 2012 and incorporated herein by reference. The Common Stock, similar to the Predecessor Common Stock, trades on the New York Stock Exchange. The Common Stock trades under the symbol “RHP.”

As a result of the Merger, as of the Effective Time, the rights of the stockholders of the Company are governed by the Company’s Amended and Restated Certificate of Incorporation (the “Restated Certificate”) and the Company’s Amended and Restated Bylaws (the “Amended Bylaws”). The Restated Certificate and Amended Bylaws governing the stockholders of the Company are substantially in the form of those included as Annex B and Annex C, respectively, to the Form S-4 which was previously delivered to the stockholders of the Predecessor Registrant. To satisfy requirements under the Internal Revenue Code of 1986, as amended, that are applicable to REITs in general and otherwise to address concerns relating to capital stock ownership, the Restated Certificate generally prohibits any stockholder from owning more than 9.8% of the outstanding shares of Common Stock or any other class or series of the Company’s stock (the “Ownership Limitations”). These Ownership Limitations are subject to waiver or modification by the board of directors of the Company.

The foregoing description of the Ownership Limitations does not purport to be complete and is qualified in its entirety by reference to the full text of the Restated Certificate and the Amended Bylaws, copies of which are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated into this Item 3.03 by reference.

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

The directors and executive officers of the Predecessor Registrant are also the directors and executive officers of the Company, except for David W. Johnson and Terrell T. Philen, Jr., who resigned from the board of directors of the Predecessor Registrant immediately prior to the Merger. Each of the remaining directors and executive officers holds the same position or positions with the Company as with the Predecessor Registrant immediately prior to the Effective Time. The Company’s directors will be subject to re-election at the 2013 annual meeting of stockholders of the Company. In addition, the standing committees (Audit, Human Resources and Nominating and Corporate Governance) are the same standing committees of the Predecessor Registrant, and the membership of each committee remains unchanged, with the exception to Mr. Johnson’s resignation from the Human Resources Committee and Mr. Philen’s resignation from the Audit Committee and the Nominating and Corporate Governance Committee.

ITEM 5.03.	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

The Restated Certificate and Amended Bylaws became effective preceding the Effective Time and govern the rights of the stockholders upon the Effective Time of the Merger. The provisions of the Restated Certificate and Amended Bylaws are substantially the same as those of the Predecessor Registrant’s Restated Certificate of Incorporation and Second Amended and Restated Bylaws in effect immediately before the Merger, except as discussed below.

Restated Certificate

The Restated Certificate authorizes the issuance of up to 400,000,000 shares of Common Stock. The Predecessor Registrant’s Restated Certificate of Incorporation authorized the issuance of 150,000,000 shares of Predecessor Common Stock. The Restated Certificate provides for the Ownership Limitations discussed above in Item 3.03. The Ownership Limitations are in place primarily to protect the Company against the risk of losing its REIT status. The Restated Certificate, unlike the Predecessor Registrant’s Restated Certificate of Incorporation, does not include a provision providing that directors may only be removed for cause.

Amended Bylaws

The Amended Bylaws provide that directors will be elected by vote of the majority of the votes cast with respect to the director’s election; provided, however, that if the number of nominees for director exceeds the number of directors to be elected, the Amended Bylaws provide that the directors will be elected by the vote of a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors. The Second Amended and Restated Bylaws of the Predecessor Registrant provided for directors to be elected by a plurality of the shares present in person or by proxy at a meeting of stockholders and entitled to vote on the election of directors.

The foregoing discussion of the Restated Certificate and Amended Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Restated Certificate and Amended Bylaws which are attached hereto as Exhibit 3.1 and 3.2, respectively, and incorporated into this Item 5.03 by reference.

ITEM 7.01.	REGULATION FD DISCLOSURE.

On October 1, 2012, the Company issued a press release, announcing the completion of the Marriott Sale Transaction and the Merger, a copy of which is furnished as Exhibit 99.1.

ITEM 8.01.	OTHER EVENTS.

Marriott Sale Transaction

On October 1, 2012, the Predecessor Registrant completed the sale of the Gaylord Hotels brand and the rights to manage its Resort Hotels pursuant to that certain Purchase Agreement (the “Purchase Agreement”), dated as of May 30, 2012, by and among the Predecessor Registrant, Gaylord Hotels, Inc., a

Delaware corporation, on the one hand, and Marriott Hotel Services, Inc., a Delaware corporation, and Marriott International, Inc., a Delaware corporation, on the other hand, for $210 million (the “Marriott Sale Transaction”) and engaged Marriott to manage the Resort Hotels. The Company will continue to own its hotel properties and other businesses.

The terms of the Purchase Agreement were described in the Predecessor Registrant’s Current Report on Form 8-K filed on May 31, 2012.

Merger

Pursuant to the Merger Agreement, as of the Effective Time, the Predecessor Registrant merged with and into the Company, with the Company as the surviving corporation. The Merger was consummated by the Company’s filing of a certificate of merger, effective as of October 1, 2012 with the Secretary of State of the State of Delaware.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

3.1	Amended and Restated Certificate of Incorporation of Ryman Hospitality Properties, Inc., as filed with the Secretary of State of Delaware, effective September 30, 2012.

3.2	Amended and Restated Bylaws of Ryman Hospitality Properties, Inc., effective September 30, 2012.

4.1	Supplemental Indenture, dated October 1, 2012, among Ryman Hospitality Properties, Inc., certain of its subsidiaries, as guarantors, and U.S. Bank National Association, as Trustee, relating to the 3.75% Convertible Senior Notes due 2014.

4.2	Supplemental Indenture, dated October 1, 2012, among Ryman Hospitality Properties, Inc., certain of its subsidiaries, as guarantors, RHP Properties, LP, RHP Partner, LLC and U.S. Bank National Association, as Trustee, relating to the 3.75% Convertible Senior Notes due 2014.

4.3	Supplemental Indenture, dated October 1, 2012, among Ryman Hospitality Properties, Inc., certain of its subsidiaries, as guarantors, and U.S. Bank National Association, as Trustee, relating to the 6.75% Senior Notes due 2014.

4.4	Supplemental Indenture, October 1, 2012, among Ryman Hospitality Properties, Inc., certain of its subsidiaries, as guarantors, RHP Properties, LP, RHP Partner, LLC and U.S. Bank National Association, as Trustee, relating to the 6.75% Senior Notes due 2014.

10.1	Second Amendment to Third Amended and Restated Credit Agreement, dated as of October 1, 2012, among RHP Hotel Properties, LP, as the Borrower, the Company, certain subsidiaries of the Company party thereto, as guarantors, the lenders party thereto and Bank of America, N.A., as Administrative Agent.

99.1	Press Release of Ryman Hospitality Properties, Inc. dated October 1, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RYMAN HOSPITALITY PROPERTIES, INC.

Date: October 1, 2012	By:	/s/ Carter R. Todd
	Name:	Carter R. Todd
	Title:	Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

3.1	Amended and Restated Certificate of Incorporation of Ryman Hospitality Properties, Inc., as filed with the Secretary of State of Delaware, effective September 30, 2012.

3.2	Amended and Restated Bylaws of Ryman Hospitality Properties, Inc., effective September 30, 2012.

4.1	Supplemental Indenture, dated October 1, 2012, among Ryman Hospitality Properties, Inc., certain of its subsidiaries, as guarantors, and U.S. Bank National Association, as Trustee, relating to the 3.75% Convertible Senior Notes due 2014.

4.2	Supplemental Indenture, dated October 1, 2012, among Ryman Hospitality Properties, Inc., certain of its subsidiaries, as guarantors, RHP Properties, LP, RHP Partner, LLC and U.S. Bank National Association, as Trustee, relating to the 3.75% Convertible Senior Notes due 2014.

4.3	Supplemental Indenture, dated October 1, 2012, among Ryman Hospitality Properties, Inc., certain of its subsidiaries, as guarantors, and U.S. Bank National Association, as Trustee, relating to the 6.75% Senior Notes due 2014.

4.4	Supplemental Indenture, October 1, 2012, among Ryman Hospitality Properties, Inc., certain of its subsidiaries, as guarantors, RHP Properties, LP, RHP Partner, LLC and U.S. Bank National Association, as Trustee, relating to the 6.75% Senior Notes due 2014.

10.1	Second Amendment to Third Amended and Restated Credit Agreement, dated as of October 1, 2012, among RHP Hotel Properties, LP, as the Borrower, the Company, certain subsidiaries of the Company party thereto, as guarantors, the lenders party thereto and Bank of America, N.A., as Administrative Agent.

99.1	Press Release of Ryman Hospitality Properties, Inc. dated October 1, 2012.